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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2006
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                           SONA MOBILE HOLDINGS CORP.
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             (Exact name of Registrant as specified in its charter)

          Delaware                       0-12817                  95-3087593
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

           825 Third Avenue
          New York, New York                                        10022
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(Address Of Principal Executive Office)                           (Zip Code)

        Registrant's telephone number, including area code (212) 918-0584
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS;

         (b) and (c) On May 5, 2006 Sona's Board of Directors elected Stephen
Fellows as Chief Financial Officer to replace John Rudy, such election to be effective upon Mr Rudy's resignation following his completion of work on the
Quarterly Report on Form 10 QSB for the period ending March 31, 2006 and other pending matters. On May 16, 2006, following the filing of the Quarterly Report,
John Rudy resigned as Sona's Chief Financial Officer. On the same day, Michael
Castellano and Joseph Vittoria resigned as Directors and Frank Fanzilli resigned as a Director effective June 15, 2006.

         Mr. Fellows, 40 years old, has been Sona's Corporate Controller since
August 2005. From September 1996 through July 2005, he was the director of finance of the corporate accounting group of 3Com Corporation. Mr. Fellows received a Bachelor of Business Administration degree from Wilfrid Laurier
University in Waterloo, Ontario, Canada, and earned his Chartered Accountants designation while articling with Arthur Andersen & Company in Toronto.

ITEM 8.01: OTHER EVENTS.

         On May 17, 2006, registrant announced, by press release, a copy of which is attached as Exhibit 99.2, that it will be launching Sona
MediaPlayer(TM) for BlackBerry, a media player designed to offer multimedia applications on the latest generation of BlackBerry(R) devices. Sona MediaPlayer is designed for near TV quality playback of synchronized video and audio files.

         On May 16, 2006, registrant issued a press release a copy of the press release is attached as Exhibit 99.1.

ITEM 9.01: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits:

EXHIBIT
NUMBER              DESCRIPTION
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99.1      Press release dated May 16, 2006
99.2      Press released dated May 17, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Sona Mobile Holdings Corp.

Dated:   May 17, 2006                         By:      /s/ SHAWN KRELOFF
                                                  ---------------------------
                                                  Shawn Kreloff,
                                                  Chief Executive Officer

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